Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

Defiance Quantum ETF (QTUM)
a series of ETF Series Solutions

January 14, 2019

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information
 dated July 27, 2018, as previously supplemented
Effective immediately, the management fee for the Defiance Quantum ETF (the “Fund”) has been reduced to an annual rate of 0.40% of the Fund’s average daily net assets.  All references to the Fund’s management fee in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are revised to reflect the reduced amount.
The following information replaces the sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund” and “Expense Example”:
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.40%
1 Restated to reflect the Fund’s contractual management fee effective January 14, 2019.
2 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$41	$128

Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.